UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 - Report to Stockholders


Intermediate Term Portfolio of
Merrill Lynch Bond Fund, Inc.


Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Portfolio Information as of September 30, 2005


                                               Percent of
Asset Mix                                  Total Investments

Corporate Bonds                                   19.9%
Asset-Backed Securities                           19.0
Government & Agency Obligations                   15.0
Government Agency Mortgage-Backed
  Obligations                                     12.7
Non-Government Agency Mortgage-Backed
  Obligations                                      7.9
Foreign Government Obligations                     1.2
Preferred Securities                               1.1
Municipal Bonds                                    0.2
Other*                                            23.0

 * Includes portfolio holdings in short-term investments and options.



Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

AAA/Aaa                                           48.3%
AA/Aa                                              5.3
A/A                                                5.9
BBB/Baa                                           11.1
BB/Ba                                              1.7
NR (Not Rated)                                     4.4
Other*                                            23.3

 * Includes portfolio holdings in preferred stocks, options and short-term investments.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                6-month        12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                      +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                           +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)        +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)         +2.82%        + 6.31%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


We continue to monitor the interest rate environment and the credit markets for opportunities to become more aggressive and enhance the Portfolio's yield.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2005, Intermediate Term Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.50%, +2.08%, +2.07%, +2.60% and +2.09%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index posted a return of +2.80%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

In the first three months of the fiscal year, our ample exposure to spread sectors (those areas of the market less correlated with U.S. Treasury issues) contributed significantly to performance. At that time, our above-benchmark commitment to credit product consisted of a 12% overweighting in investment grade and crossover credits and a 2.5% overweighting in high yield issues. These securities, as well as mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, benefited in the fourth quarter of 2004 as investors continued to grab for yield, prompting credit spreads on these issues (versus U.S. Treasuries of comparable maturity) to narrow.

We reduced our exposure to credit products significantly in the first quarter of 2005 given their relative outperformance and a much more cautious market sentiment. From that point on, it was our duration profile and yield curve positioning that most affected Portfolio performance. Specifically, we maintained a short duration profile for much of the year in anticipation of rising long-term interest rates. With the economy on solid footing and the Federal Reserve Board (the Fed) in a monetary tightening mode, we expected that long-term interest rates would follow short-term interest rates higher. Surprisingly, the opposite occurred. As short-term interest rates rose, longer-term bond yields declined year-over-year. For some context, the Fed increased its target short-term interest rate 200 basis points (2.00%) during the fiscal period - from 1.75% on September 30, 2004 to 3.75% by period-end. During that same time, the two-year Treasury yield rose 155 basis points from 2.63% to 4.18% whereas the 10-year Treasury yield rose just 20 basis points from 4.14% to 4.34% and the 30-year Treasury yield declined 32 basis points from 4.89% to 4.57%. Under these circumstances, our short duration hindered relative performance.

However, the movement in interest rates also resulted in a pronounced flattening of the yield curve, with the difference between the two-year and 10-year Treasury yield just 16 basis points at period-end. We had positioned the Portfolio for this flattening phenomenon, and performance benefited as a result. By overweighting the long end of the yield curve and underweighting shorter-dated bonds, the Portfolio profited from the capital appreciation as long-term bond prices rallied.

Finally, we reduced our position in the auto sector as earnings disappointments in the industry began to have an effect on these credits. This detracted slightly from performance for the year.


What changes were made to the Portfolio during the period?

As mentioned earlier, we significantly reduced our exposure to both investment grade credit and high yield bonds, bringing our commitment to investment grade credit from a 12% overweight relative to our benchmark to a 2% underweight, and our exposure to high yield (which is not represented in the benchmark index) from approximately 3% of net assets to less than 1%. At period-end, 21.7% of the Portfolio's net assets were invested in investment grade credit and 0.4% in high yield bonds. While trimming our exposure, we improved the overall credit quality of the corporate bonds we retained in the portfolio. We believe this makes for a much less volatile product, and brings the Portfolio closer in line with its benchmark.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



At the same time, we added exposure to commercial mortgage-backed securities
(CMBS) and asset-backed securities (ABS), creating overweight positions relative to the benchmark of 2% and 4%, respectively. Our exposure to ABS came mainly through the home equity loan sector. We believe CMBS and ABS offer a good risk/reward profile at this time. These are high-quality (that is, AAA-rated) sectors with the potential to generate additional yield for the portfolio. While spreads on CMBS and ABS (compared to U.S. Treasury issues) are tight by historical standards, we believe the prospect for spread widening is substantially less than in other spread sectors. Also during the fiscal year, we initiated a position in Treasury Inflation Protected Securities
(TIPS), which offer value versus U.S. Treasury securities in an environment of rising inflation. TIPS represented 1% of the Portfolio's net assets at period-end. Finally, we continued to use derivatives to manage interest rate risk.

At the end of August, Hurricane Katrina ravaged the Gulf Coast, causing mass destruction and creating uncertainty in terms of the impact on the economy and the markets, as well as Fed sentiment. This prompted us to remove our yield curve flattening bias and add some exposure to the short end of the yield curve, an area we had avoided since the Fed began raising interest rates in 2004. Specifically, we increased exposure to the two-year sector while reducing our position in 30-year Treasury issues. We are less certain about the near-term direction of the yield curve and, therefore, believe it is prudent to reduce risk in this sector.


How would you characterize the Portfolio's position at the close of the period?

We ended the period with a relatively conservative position in terms of both interest rate risk and asset allocation, with an emphasis on higher-quality issues. The Portfolio is focused primarily on asset-backed securities, with limited exposure to corporate, high yield and mortgage-backed securities as we await opportunities to re-enter riskier asset classes when valuations appear more attractive.

Looking ahead, we believe economic growth will slow more than anticipated, helping to calm some of the inflationary fears propagated by the Fed. The consumer has supported the economy for some time. In our view, the resilience of the consumer sector is likely to be tested now by higher energy prices, higher interest rates and changes in the banking industry aimed at curtailing "speculative borrowing," which would limit consumers' ability to continue tapping into the equity of their homes. Amid this economic uncertainty, we believe a relatively conservative approach is warranted. At the same time, we will continue to look for opportunities to become more aggressive in an effort to enhance the income provided to shareholders. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads.


John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

October 11, 2005



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Portfolio through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month         12-Month       10-Year        Standardized
As of September 30, 2005                              Total Return    Total Return   Total Return     30-day Yield
Intermediate Term Portfolio Class A Shares*              +1.78%          +2.50%         +73.87%           3.19%
Intermediate Term Portfolio Class B Shares*              +1.57           +2.08          +66.82            2.81
Intermediate Term Portfolio Class C Shares*              +1.56           +2.07          +66.65            2.80
Intermediate Term Portfolio Class I Shares*              +1.91           +2.60          +75.60            3.29
Intermediate Term Portfolio Class R Shares*              +1.66           +2.09          +67.92            2.82
Lehman Brothers Aggregate Bond Index**                   +2.31           +2.80          +88.52             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class A Shares*

Date                                             Value

September 1995                                 $ 9,900.00
September 1996                                 $10,343.00
September 1997                                 $11,231.00
September 1998                                 $12,286.00
September 1999                                 $12,251.00
September 2000                                 $12,852.00
September 2001                                 $14,299.00
September 2002                                 $15,346.00
September 2003                                 $16,219.00
September 2004                                 $16,794.00
September 2005                                 $17,214.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class B Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,404.00
September 1997                                 $11,249.00
September 1998                                 $12,255.00
September 1999                                 $12,170.00
September 2000                                 $12,714.00
September 2001                                 $14,088.00
September 2002                                 $15,070.00
September 2003                                 $15,849.00
September 2004                                 $16,343.00
September 2005                                 $16,682.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class C Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,401.00
September 1997                                 $11,232.00
September 1998                                 $12,246.00
September 1999                                 $12,160.00
September 2000                                 $12,703.00
September 2001                                 $14,075.00
September 2002                                 $15,056.00
September 2003                                 $15,834.00
September 2004                                 $16,327.00
September 2005                                 $16,665.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class I Shares*

Date                                             Value

September 1995                                 $ 9,900.00
September 1996                                 $10,353.00
September 1997                                 $11,243.00
September 1998                                 $12,322.00
September 1999                                 $12,300.00
September 2000                                 $12,916.00
September 2001                                 $14,384.00
September 2002                                 $15,453.00
September 2003                                 $16,347.00
September 2004                                 $16,943.00
September 2005                                 $17,384.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class R Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,406.00
September 1997                                 $11,244.00
September 1998                                 $12,262.00
September 1999                                 $12,179.00
September 2000                                 $12,725.00
September 2001                                 $14,102.00
September 2002                                 $15,075.00
September 2003                                 $15,931.00
September 2004                                 $16,448.00
September 2005                                 $16,792.00


Lehman Brothers Aggregate Bond Index++++

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,490.00
September 1997                                 $11,509.00
September 1998                                 $12,834.00
September 1999                                 $12,787.00
September 2000                                 $13,681.00
September 2001                                 $15,453.00
September 2002                                 $16,781.00
September 2003                                 $17,689.00
September 2004                                 $18,339.00
September 2005                                 $18,852.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three to ten years, depending on market conditions.

++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/05                   +2.50%           +1.47%
Five Years Ended 9/30/05                 +6.02            +5.81
Ten Years Ended 9/30/05                  +5.69            +5.58



                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/05                   +2.08%           +1.09%
Five Years Ended 9/30/05                 +5.58            +5.58
Ten Years Ended 9/30/05                  +5.25            +5.25



                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/05                   +2.07%           +1.09%
Five Years Ended 9/30/05                 +5.58            +5.58
Ten Years Ended 9/30/05                  +5.24            +5.24



                                   Return Without      Return With
                                    Sales Charge      Sales Charge**
Class I Shares*

One Year Ended 9/30/05                  +2.60%            +1.58%
Five Years Ended 9/30/05                +6.12             +5.91
Ten Years Ended 9/30/05                 +5.79             +5.69



Class R Shares                                            Return

One Year Ended 9/30/05                                    +2.09%
Five Years Ended 9/30/05                                  +5.70
Ten Years Ended 9/30/05                                   +5.32

     * Maximum sales charge is 1%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                          Beginning            Ending          During the Period*
                                                        Account Value      Account Value        April 1, 2005 to
                                                           April 1,        September 30,         September 30,
                                                             2005               2005                  2005
Actual

Class A                                                     $1,000           $1,017.80               $4.14
Class B                                                     $1,000           $1,015.70               $6.23
Class C                                                     $1,000           $1,015.60               $6.28
Class I                                                     $1,000           $1,019.10               $3.63
Class R                                                     $1,000           $1,016.60               $6.18

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,021.19               $4.15
Class B                                                     $1,000           $1,019.12               $6.24
Class C                                                     $1,000           $1,019.07               $6.29
Class I                                                     $1,000           $1,021.70               $3.64
Class R                                                     $1,000           $1,019.17               $6.19

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.81% for Class A, 1.22% for Class B, 1.23% for Class C, .71% for Class I and 1.21% for Class R),
   multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments                                       (in U.S. dollars)


         Face
       Amount   Asset-Backed Securities++                            Value

                ACE Securities Corp. (b):
USD 1,387,428         Series 2003-OP1 Class A2, 4.19%
                      due 12/25/2033                              $   1,389,542
    3,950,000         Series 2005-HE6 Class A2B, 3.999%
                      due 10/25/2035                                  3,950,000

       73,440   Advanta Mortgage Loan Trust Series 1999-3
                   Class A4, 7.75% due 10/25/2026                        73,882

    1,568,298   Aegis Asset-Backed Securities Trust Series 2004-1
                   Class A, 4.18% due 4/25/2034 (b)                   1,571,267

    1,250,000   Ameriquest Mortgage Securities, Inc. Series 2004-R1
                   Class M2, 4.41% due 2/25/2034 (b)                  1,252,397

    2,811,958   Argent Securities, Inc. Series 2004-W11 Class A3,
                   4.19% due 11/25/2034 (b)                           2,818,782

                Bear Stearns Asset-Backed Securities, Inc.:
    4,000,000         4.13% due 10/01/2008                            4,000,000
    1,747,365         Series 2004-HE9 Class 1A2, 4.20%
                      due 3/25/2032 (b)                               1,749,753
    1,550,000         Series 2005-SD1 Class 1A2, 4.13%
                      due 7/25/2027 (b)                               1,553,488

    1,296,534   CIT Equipment Collateral Series 2003-VT1
                   Class A3A, 3.93% due 4/20/2007 (b)                 1,297,174

                California Infrastructure Series 1997-1:
      473,786         PG&E-1 Class A7, 6.42% due 9/25/2008              479,326
      366,674         SCE-1 Class A6, 6.38% due 9/25/2008               371,205

                Capital Auto Receivables Asset Trust:
      444,877         Series 2003-2 Class B, 4.048%
                      due 1/15/2009 (b)                                 445,611
      700,000         Series 2004-2 Class D, 5.82% due 5/15/2012        695,645

    4,500,000   Capital One Master Trust Series 2000-4 Class C,
                   4.57% due 8/15/2008 (b)                            4,504,743

                Chase Credit Card Master Trust Class C (b):
    2,850,000         Series 2000-3, 4.47% due 1/15/2008              2,850,671
    5,200,000         Series 2003-1, 4.87% due 4/15/2008              5,212,979

                Countrywide Asset-Backed Certificates (b):
    1,600,000         Series 2003-2 Class M1, 4.53% due 6/26/2033     1,606,659
      831,699         Series 2003-BC3 Class A2, 4.14%
                      due 9/25/2033                                     832,679
    1,472,138         Series 2004-5 Class A, 4.28%
                      due 10/25/2034                                  1,479,410
    1,200,000         Series 2004-5 Class M2, 4.50%
                      due 7/25/2034                                   1,206,175
    1,350,000         Series 2004-13 Class AF4, 4.583%
                      due 1/25/2033                                   1,319,256
    1,350,000         Series 2004-13 Class MF1, 5.071%
                      due 12/25/2034                                  1,324,832

    1,500,000   Credit-Based Asset Servicing and Securitization
                   Series 2005-CB2 Class AV2, 4.03%
                   due 4/25/2036 (b)                                  1,500,510

    2,050,000   Equifirst Mortgage Loan Trust Series 2004-2
                   Class M1, 4.38% due 7/25/2034 (b)                  2,057,496

                First Franklin Mortgage Loan Asset-Backed
                   Certificates Class A2 (b):
    1,196,637         Series 2003-FF5, 2.82% due 3/25/2034            1,197,723
    3,750,000         Series 2004-FF10, 4.23% due 12/25/2032          3,761,322



         Face
       Amount   Asset-Backed Securities++                            Value

USD   578,861   HFC Home Equity Loan Asset-Backed Certificates
                   Series 2002-2 Class A, 4.10% due 4/20/2032 (b)  $    579,032

                Home Equity Asset Trust (b):
    2,348,978         Series 2005-1 Class A2, 4.11%
                      due 5/25/2035                                   2,350,749
    1,680,774         Series 2005-3 Class 1A2, 4.08%
                      due 8/25/2035                                   1,680,735

    2,495,424   Irwin Home Equity Series 2005-C Class 1A1,
                      4.09% due 4/25/2030 (b)                         2,495,365

                Long Beach Mortgage Loan Trust (b):
      531,354         Series 2002-4 Class 2A, 4.29%
                      due 11/26/2032                                    532,723
    1,664,237         Series 2004-1 Class A3, 4.13%
                      due 2/25/2034                                   1,665,818

                Morgan Stanley ABS Capital I, Inc. (b):
    1,000,000         Series 2003-NC5 Class M2, 5.83%
                      due 4/25/2033                                   1,009,915
    1,489,797         Series 2004-NC1 Class A2, 4.20%
                      due 12/27/2033                                  1,495,650
    1,315,714         Series 2004-NC2 Class A2, 4.13%
                      due 12/25/2033                                  1,318,690
      543,618         Series 2004-WMC1 Class A3, 4.08%
                      due 6/25/2034                                     543,704
    3,320,823         Series 2005-HE1 Class A2MZ, 4.13%
                      due 12/25/2034                                  3,325,053
    1,196,521         Series 2005-NC2 Class A1MZ, 4.08%
                      due 3/25/2035                                   1,196,250
    1,195,935         Series 2005-NC2 Class A2MZ, 4.08%
                      due 3/25/2035                                   1,195,665

                New Century Home Equity Loan Trust (b):
    1,589,306         Series 2004-2 Class A3, 4.08% due 8/25/2034     1,589,542
    2,990,821         Series 2004-3 Class A3, 4.22%
                      due 11/25/2034                                  2,999,077
    2,960,657         Series 2005-2 Class A2MZ, 4.09%
                      due 6/25/2035                                   2,961,155

                Option One Mortgage Loan Trust (b):
    1,084,983         Series 2003-4 Class A2, 4.15% due 7/25/2033     1,086,334
      500,000         Series 2005-1 Class M5, 5.08% due 2/25/2035       503,088

                Park Place Securities, Inc. Series 2005-WCH1 (b):
    1,515,731         Class A1B, 4.13% due 1/25/2035                  1,518,022
    1,195,447         Class A3D, 4.17% due 1/25/2035                  1,197,268

      550,000   Popular ABS Mortgage Pass-Through Trust Series
                   2005-1 Class M2, 5.51% due 5/25/2035                 542,487

                Residential Asset Mortgage Products, Inc. (b):
    2,750,000         Series 2004-RS11 Class A2, 4.10%
                      due 12/25/2033                                  2,752,215
    1,950,000         Series 2005-RS3 Class AI2, 4%
                      due 3/25/2035                                   1,953,852

    1,503,385   Residential Asset Securities Corp. Series 2003-KS5
                   Class AIIB, 4.12% due 7/25/2033 (b)                1,506,007

       81,305   Saxon Asset Securities Trust Series 2002-3 Class AV,
                   4.23% due 12/25/2032 (b)                              81,307

    3,400,000   Soundview Home Equity Loan Trust Series 2005-OPT3
                   Class A4, 4.13% due 11/25/2035 (b)                 3,400,000

                Structured Asset Investment Loan Trust (b):
    2,300,000         Series 2003-BC6 Class M1, 4.58%
                      due 7/25/2033                                   2,310,975
      840,000         Series 2004-8 Class M4, 4.83%
                      due 9/25/2034                                     843,048



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Asset-Backed Securities++                            Value

USD 1,155,697   Structured Asset Securities Corp. Series 2004-23XS
                   Class 2A1, 4.13% due 1/25/2035 (b)              $  1,156,525

    4,900,000   Wells Fargo Home Equity Trust Series 2004-2
                   Class A32, 4.17% due 2/25/2032 (b)                 4,914,265

      418,907   Whole Auto Loan Trust Series 2004-1 Class D,
                   5.60% due 3/15/2011                                  419,846

                Total Asset-Backed Securities
                (Cost--$101,592,279)--22.4%                         101,626,889



                Government & Agency Obligations


    3,900,000   Fannie Mae, 7.125% due 1/15/2030                      5,065,991
    2,400,000   Federal Home Loan Bank System, 2.75%
                   due 11/15/2006                                     2,357,623
                U.S. Treasury Bonds:
    1,870,000         7.50% due 11/15/2016                            2,366,865
    1,140,000         8.125% due 8/15/2019 (i)                        1,556,411
    3,980,000         7.25% due 8/15/2022                             5,200,117
      820,000         6.25% due 8/15/2023                               980,508
      820,000         6.625% due 2/15/2027                            1,040,951
    4,860,000         5.375% due 2/15/2031                            5,444,716
                U.S. Treasury Inflation Indexed Bonds:
    2,706,588         3.875% due 1/15/2009                            2,936,226
    2,361,782         3.50% due 1/15/2011                             2,601,189
    4,911,216         1.625% due 1/15/2015                            4,852,895
                U.S. Treasury Notes:
    7,980,000         7% due 7/15/2006 (i)                            8,154,563
   24,000,000         4% due 8/31/2007 (j)                           23,918,448
      650,000         3.75% due 5/15/2008                               643,043
      880,000         3.875% due 5/15/2010                              867,247
    1,690,000         3.625% due 6/15/2010                            1,647,223
    3,786,000         4.125% due 8/15/2010                            3,768,993
      325,000         5% due 2/15/2011                                  336,972
    6,550,000         4.25% due 8/15/2015 (j)                         6,509,063

                Total Government & Agency Obligations
                (Cost--$79,347,774)--17.7%                           80,249,044



                Government Agency
                Mortgage-Backed Obligations++                        Value

                Fannie Mae Guaranteed Pass-Through
                   Certificates:
    5,024,608         4.50% due 3/01/2020                             4,923,789
    2,391,928         5.00% due 11/15/2035 (k)                        2,338,856
   25,247,000         5.50% due 11/15/2035 (k)                       25,199,662
    2,622,562         6.00% due 11/01/2034 - 11/15/2035 (k)           2,664,550
      758,045         6.50% due 6/01/2032 - 11/01/2032                  781,063
                Freddie Mac Mortgage Participation
                   Certificates:
   17,442,639         5.00% due 10/15/2035 - 11/15/2035 (k)          17,061,689
    1,128,991         5.50% due 7/01/2016                             1,146,219
    3,716,703         5.50% due 12/01/2034 - 3/01/2035                3,718,725
      669,797         6.00% due 5/01/2016 - 4/01/2017                   688,433
    6,608,277         6.00% due 11/01/2033 - 3/01/2035                6,724,306
      268,415         6.50% due 6/01/2016                               277,146
      569,767         6.50% due 10/01/2033                              585,893
      717,137         7.00% due 9/01/2031 - 4/01/2032                   749,397



         Face   Government Agency
       Amount   Mortgage-Backed Obligations++                        Value

USD 1,260,665   Ginnie Mae MBS Certificates 6.50%
                   due 6/15/2031-4/15/2032                       $    1,311,780

                Total Government Agency Mortgage-Backed
                Obligations (Cost--$68,715,903)--15.1%               68,171,508



                Non-Government Agency
                Mortgage-Backed Obligations++

Collateralized Mortgage Obligations--3.8%

    2,683,000   Bear Stearns Adjustable Rate Mortgage Trust Series
                   2004-4 Class A4, 3.515% due 6/25/2034 (b)          2,613,530
    1,650,000   Impac Secured Assets CMN Owner Trust Series
                   2004-3 Class M1, 4.43% due 11/25/2034 (b)          1,656,410
    2,825,010   Impac Secured Assets Corp. Series 2004-3
                   Class 1A4, 4.23% due 11/25/2034 (b)                2,831,121
    4,027,885   RMAC Plc Series 2003-NS2A Class A2C, 4.23%
                   due 9/12/2035 (b)                                  4,039,214
    4,063,505   Residential Accredit Loans, Inc. Series 2005-QS12
                   Class A8, 4.18% due 8/25/2035 (b)                  4,059,695
    1,146,389   Structured Asset Securities Corp. Series 2005-GEL2
                   Class A, 4.11% due 4/25/2035 (b)                   1,146,359
      849,779   Washington Mutual Series 2005-AR2 Class B4,
                   4.73% due 1/25/2045 (b)                              849,779
                                                                 --------------
                                                                     17,196,108

Commercial Mortgage-Backed Securities--5.5%

    3,100,000   Banc of America Commercial Mortgage, Inc. Series
                   2005-4 Class A5A, 4.933% due 7/10/2045             3,078,688
    3,700,000   Banc of America Large Loan Series 2003-BBA2
                   Class A3, 4.088% due 11/15/2015 (b)                3,703,269
                Commercial Mortgage Pass-Through
                   Certificates (b):
    1,013,792         Series 2003-FL8 Class A2, 3.968%
                      due 7/15/2015                                   1,013,778
    1,715,533         Series 2003-FL9 Class A3, 3.968%
                      due 11/15/2015                                  1,717,915
    1,950,000   GS Mortgage Securities Corp. II Series 2005-GG4
                   Class A2, 4.475% due 7/10/2039                     1,920,589
    3,400,000   Greenwich Capital Commercial Funding Corp.
                   Series 2004-GG1 Class A4, 4.755%
                   due 6/10/2036                                      3,382,675
                JPMorgan Chase Commercial Mortgage
                   Securities Co.:
    1,950,000         Series 2005-LDP2 Class A2, 4.575%
                      due 7/15/2042                                   1,925,659
    4,800,000         Series 2005-LDP4 Class A4, 4.918%
                      due 10/15/2042                                  4,773,024
    2,150,000   LB-UBS Commercial Mortgage Trust Series
                   2005-C3 Class A5, 4.739% due 7/15/2030             2,108,254
    1,298,262   Nationslink Funding Corp. Series 1999-2 Class A3,
                   7.181% due 6/20/2031                               1,313,091
                                                                 --------------
                                                                     24,936,942

                Total Non-Government Agency
                Mortgage-Backed Obligations
                (Cost--$42,362,921)--9.3%                            42,133,050



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                      Value

Aerospace & Defense--1.0%

USD 1,515,000   BAE Systems Holdings, Inc., 4.75%
                   due 8/15/2010 (a)                             $    1,496,105
    1,335,000   Goodrich Corp., 6.60% due 5/15/2009                   1,408,851
                Raytheon Co:
    1,130,000         8.30% due 3/01/2010                             1,282,101
      515,000         5.50% due 11/15/2012                              529,907
                                                                 --------------
                                                                      4,716,964

Airlines--0.4%

      479,964   American Airlines, Inc. Series 2003-1,
                   3.857% due 1/09/2012                                 462,931
      475,000   Continental Airlines, Inc. Series 2002-1, 6.563%
                   due 8/15/2013                                        494,997
      630,000   Southwest Airlines Co., 7.875% due 9/01/2007            663,725
                                                                 --------------
                                                                      1,621,653

Automobiles--0.2%

                DaimlerChrysler NA Holding Corp.:
      555,000         4.75% due 1/15/2008                               552,076
      455,000         7.75% due 1/18/2011                               503,944
                                                                 --------------
                                                                      1,056,020

Biotechnology--0.6%

    2,550,000   Abgenix, Inc., 3.50% due 3/15/2007 (e)                2,489,438

Capital Markets--1.8%

                The Bear Stearns Cos., Inc.:
      980,000         3.98% due 1/30/2009 (b)                           984,786
      155,000         5.70% due 11/15/2014                              161,916
    1,090,000   Credit Suisse First Boston USA, Inc., 4.70%
                   due 6/01/2009                                      1,088,253
                Goldman Sachs Group, Inc.:
    1,920,000         5.70% due 9/01/2012                             1,991,389
    1,030,000         5.25% due 10/15/2013                            1,039,298
                Lehman Brothers Holdings, Inc.:
    1,190,000         3.50% due 8/07/2008                             1,154,088
      600,000         Series H, 4.50% due 7/26/2010                     591,814
      110,000   Mellon Funding Corp., 6.40% due 5/14/2011               118,518
    1,030,000   Morgan Stanley, 5.30% due 3/01/2013                   1,040,257
                                                                 --------------
                                                                      8,170,319

Chemicals--0.2%

      935,000   Cytec Industries, Inc., 5.50% due 10/01/2010            933,598

Commercial Banks--2.3%

      930,000   Bank of America Corp., 4.875% due 9/15/2012             929,768
      460,000   Bank One Corp., 8% due 4/29/2027                        585,129
      970,000   Barclays Bank Plc, 8.55% (a)(b)(f)                    1,136,889
      690,000   Corporacion Andina de Fomento, 6.875%
                   due 3/15/2012                                        756,605
      560,000   FirstBank Puerto Rico, 7.625% due 12/20/2005            561,516
                HBOS Plc (a)(b)(f):
    1,000,000         5.92%                                           1,002,436
    1,000,000         6.413%                                            996,485
      830,000   HSBC Bank USA NA, 5.875% due 11/01/2034                 851,662
      335,000   Hudson United Bancorp, 8.20% due 9/15/2006              345,461
      520,000   PNC Bank NA, 5.25% due 1/15/2017                        522,154
      595,000   PNC Funding Corp., 6.125% due 2/15/2009                 620,291
      405,000   Popular North America, Inc., 3.875%
                   due 10/01/2008                                       394,992
    1,160,000   Sovereign Bank, 5.125% due 3/15/2013                  1,154,789
      720,000   Wells Fargo & Co., 5% due 11/15/2014                    721,593
                                                                 --------------
                                                                     10,579,770


         Face
       Amount   Corporate Bonds                                      Value

Commercial Services & Supplies--0.4%

                Aramark Services, Inc.:
USD   690,000         6.375% due 2/15/2008                       $      711,722
      435,000         5% due 6/01/2012                                  424,477
      570,000   International Lease Finance Corp., 2.95%
                   due 5/23/2006                                        565,009
                                                                 --------------
                                                                      1,701,208

Communications Equipment--0.4%

                Harris Corp.:
    1,055,000         5% due 10/01/2015                               1,040,289
      850,000         6.35% due 2/01/2028                               890,863
                                                                 --------------
                                                                      1,931,152

Consumer Finance--0.6%

                HSBC Finance Corp.:
      680,000         6.50% due 11/15/2008                              714,054
      515,000         5.875% due 2/01/2009                              531,475
                MBNA Corp.:
      945,000         6.25% due 1/17/2007                               962,751
      200,000         5.625% due 11/30/2007                             203,951
      455,000         4.625% due 9/15/2008                              454,668
                                                                 --------------
                                                                      2,866,899

Diversified Financial Services--3.4%

      785,000   American Honda Finance Corp., 3.799%
                   due 10/03/2005 (b)                                   785,000
                Citigroup, Inc.:
    1,440,000         5.625% due 8/27/2012                            1,496,886
      405,000         5.85% due 12/11/2034                              423,628
    1,255,000   Ford Motor Credit Co., 7% due 10/01/2013              1,163,833
                General Electric Capital Corp.:
    1,120,000         6% due 6/15/2012                                1,192,157
      960,000         6.75% due 3/15/2032                             1,129,179
                JPMorgan Chase & Co.:
      960,000         5.75% due 1/02/2013                               998,311
      770,000         4.75% due 3/01/2015                               750,917
      425,000         4.891% due 9/01/2015 (b)                          424,010
                Links Finance Corp. (b):
    1,000,000         Series 54, 4.12% due 9/15/2010                    999,248
    1,000,000         Series 55, 4.04% due 9/15/2010                    997,003
                Sigma Finance Corp. (h):
    3,400,000         6.29% due 8/15/2011                             3,400,000
    1,700,000         4.20% due 3/31/2014 (b)                         1,717,738
                                                                 --------------
                                                                     15,477,910

Diversified Telecommunication Services--1.2%

      485,000   BellSouth Corp., 6% due 11/15/2034                      487,027
      643,000   Deutsche Telekom International Finance BV,
                   5.25% due 7/22/2013                                  649,173
      660,000   France Telecom SA, 7.75% due 3/01/2011                  749,410
    1,010,000   GTE Corp., 6.84% due 4/15/2018                        1,123,781
      790,000   SBC Communications, Inc., 6.45%
                   due 6/15/2034                                        835,042
      865,000   TELUS Corp., 7.50% due 6/01/2007                        903,278
      675,000   Verizon Global Funding Corp., 5.85%
                   due 9/15/2035                                        663,827
                                                                 --------------
                                                                      5,411,538



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                      Value

Electric Utilities--1.9%

USD   835,000   AEP Texas Central Co. Series D, 5.50%
                   due 2/15/2013                                 $      854,303
      995,000   FirstEnergy Corp. Series B, 6.45% due 11/15/2011      1,059,441
      430,000   Florida Power & Light Co., 5.40% due 9/01/2035          425,632
    2,550,000   PPL Capital Funding, 4.852% due 5/18/2006 (b)         2,552,917
      465,000   Pacific Gas & Electric Co., 6.05% due 3/01/2034         483,782
      525,000   Pepco Holdings, Inc., 4% due 5/15/2010                  503,719
      705,000   Public Service Co. of New Mexico, 4.40%
                   due 9/15/2008                                        693,818
      445,000   Puget Energy, Inc., 5.483% due 6/01/2035                433,145
      640,000   SPI Electricity & Gas Australia Holdings Pty Ltd.,
                   6.15% due 11/15/2013 (a)                             687,308
      170,000   Southern California Edison Co., 3.87%
                   due 1/13/2006 (b)                                    170,108
      465,000   Westar Energy, Inc., 6% due 7/01/2014                   494,913
                                                                 --------------
                                                                      8,359,086

Electronic Equipment & Instruments--0.3%

    1,400,000   Tech Data Corp., 2% due 12/15/2021 (e)                1,365,000

Food Products--0.3%

      945,000   Cadbury Schweppes US Finance LLC, 3.875%
                   due 10/01/2008 (a)                                   921,935
      400,000   Sysco Corp., 5.375% due 9/21/2035                       396,753
                                                                 --------------
                                                                      1,318,688

Gas Utilities--0.1%

      660,000   Panhandle Eastern Pipe Line Series B, 2.75%
                   due 3/15/2007                                        641,458

Hotels, Restaurants & Leisure--0.1%

      435,000   Harrah's Operating Co., Inc., 5.625%
                   due 6/01/2015 (a)                                    430,024

Household Durables--1.0%

    1,300,000   American Greetings, 6.10% due 8/01/2028               1,327,625
                DR Horton, Inc.:
    1,100,000         5% due 1/15/2009                                1,085,426
      505,000         6.875% due 5/01/2013                              529,107
      710,000         5.625% due 9/15/2014                              684,240
                KB Home:
    1,010,000         5.75% due 2/01/2014                               956,948
       50,000         5.875% due 1/15/2015                               47,316
                                                                 --------------
                                                                      4,630,662

IT Services--0.1%

      480,000   First Data Corp., 4.50% due 6/15/2010                   476,554

Industrial Conglomerates--0.4%

                Tyco International Group SA:
    1,360,000         6.75% due 2/15/2011                             1,468,946
      375,000         6.875% due 1/15/2029                              430,302
                                                                 --------------
                                                                      1,899,248

Insurance--1.3%

      930,000   AON Corp., 6.95% due 1/15/2007                          952,892
    1,100,000   Marsh & McLennan Cos., Inc., 5.15%
                   due 9/15/2010                                      1,092,872
      465,000   Montpelier Re Holdings Ltd., 6.125%
                   due 8/15/2013                                        467,873
    1,090,000   NLV Financial Corp., 7.50% due 8/15/2033 (a)          1,190,648



         Face
       Amount   Corporate Bonds                                      Value

Insurance (concluded)

USD   330,000   North Front Pass-Through Trust, 5.81%
                   due 12/15/2024 (a)(b)                         $      331,881
      235,000   Prudential Financial, Inc., 4.104%
                   due 11/15/2006                                       233,376
      780,000   Prudential Holdings LLC, 8.695%
                   due 12/18/2023 (a)                                   997,121
      745,000   Willis Group North America, Inc., 5.625%
                   due 7/15/2015                                        740,207
                                                                 --------------
                                                                      6,006,870

Media--1.2%

      430,000   Clear Channel Communications, Inc., 5.50%
                   due 9/15/2014                                        414,461
      400,000   Comcast Cable Communications Holdings, Inc.,
                   8.375% due 3/15/2013                                 473,267
      430,000   Cox Communications, Inc., 5.45% due 12/15/2014          427,203
    1,355,000   Historic TW, Inc., 9.125% due 1/15/2013               1,654,519
    1,250,000   Lenfest Communications, Inc.,10.50%
                   due 6/15/2006                                      1,293,940
      420,000   Media General, Inc., 6.95% due 9/01/2006                425,831
      435,000   News America, Inc., 6.75% due 1/09/2038                 473,438
                                                                 --------------
                                                                      5,162,659

Metals & Mining--0.4%

      430,000   Alcan, Inc., 5.75% due 6/01/2035                        422,752
      345,000   Teck Cominco Ltd., 6.125% due 10/01/2035                338,316
      770,000   Textron Financial Corp., 2.75% due 6/01/2006            762,339
                                                                 --------------
                                                                      1,523,407

Multi-Utilities--0.2%

      120,000   Ameren Corp., 4.263% due 5/15/2007                      118,940
                Dominion Resources, Inc.:
      375,000         5.95% due 6/15/2035                               366,333
      615,000         Series B, 4.09% due 5/15/2006 (b)                 615,812
                                                                 --------------
                                                                      1,101,085

Oil, Gas & Consumable Fuels--1.8%

      465,000   Amerada Hess Corp., 7.125% due 3/15/2033                532,191
      490,000   Consolidated Natural Gas Co., 5% due 12/01/2014         482,969
      805,500   Kern River Funding Corp., 4.893%
                   due 4/30/2018 (a)                                    800,154
      510,000   Kinder Morgan Energy Partners LP, 5.35%
                   due 8/15/2007                                        514,273
      195,000   Midamerican Energy Holdings Co., 5.875%
                   due 10/01/2012                                       203,464
      400,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)         401,903
    2,500,000   Pemex Project Funding Master Trust, 5.17%
                   due 6/15/2010 (a)(b)                               2,601,250
      545,000   Tengizchevroil Finance Co. SARL, 6.124%
                   due 11/15/2014 (a)                                   557,263
      310,000   Texaco Capital, Inc., 8.625% due 6/30/2010              362,704
    1,665,000   Ultramar Diamond Shamrock Corp., 6.75%
                   due 10/15/2037                                     1,780,474
                                                                 --------------
                                                                      8,236,645

Paper & Forest Products--0.3%

    1,040,000   Celulosa Arauco y Constitucion SA, 8.625%
                   due 8/15/2010                                      1,181,898



         Face
       Amount   Corporate Bonds                                      Value

Pharmaceuticals--0.3%

USD 1,380,000   Wyeth, 5.50% due 3/15/2013                       $    1,415,273

Real Estate--0.7%

      410,000   Developers Diversified Realty Corp., 6.625%
                   due 1/15/2008                                        423,521
      465,000   Health Care Property Investors, Inc., 6.50%
                   due 2/15/2006                                        468,578
      550,000   Nationwide Health Properties, Inc., 6.59%
                   due 7/07/2038                                        576,099
      855,000   Simon Property Group LP, 5.10% due 6/15/2015            838,062
      780,000   Westfield Capital Corp. Ltd., 5.125%
                   due 11/15/2014 (a)                                   774,191
                                                                 --------------
                                                                      3,080,451

Road & Rail--0.3%

      335,000   CSX Corp., 6.75% due 3/15/2011                          362,992
      325,000   Canadian National Railway Co., 6.90%
                   due 7/15/2028                                        384,171
      480,000   Norfolk Southern Corp., 7.05% due 5/01/2037             573,652
                                                                 --------------
                                                                      1,320,815

Thrifts & Mortgage Finance--0.2%

      695,000   Washington Mutual, Inc., 4.20% due 1/15/2010            678,248

Wireless Telecommunication Services--0.1%

      427,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031       576,364

                Total Corporate Bonds
                (Cost--$105,736,165)--23.5%                         106,360,904



                Foreign Government Obligations

EUR 2,249,000   Bundesobligation Series 143, 3.50%
                   due 10/10/2008                                     2,789,022
USD 1,410,000   Italy Government International Bond, 4.50%
                   due 1/21/2015                                      1,385,955
                Mexico Government International Bond:
    1,330,000         9.875% due 2/01/2010                            1,582,035
      495,000         6.375% due 1/16/2013                              526,680
      395,000         5.875% due 1/15/2014                              408,430

                Total Foreign Government Obligations
                (Cost--$6,464,326)--1.5%                              6,692,122


                      Preferred Securities

                Capital Trusts

Commercial Banks--0.1%

      495,000   BAC Capital Trust VI, 5.625% due 3/08/2035              482,135

Electric Utilities--0.1%

      420,000   Alabama Power Capital Trust V, 5.50%
                   due 10/01/2042 (b)                                   424,649

Oil, Gas & Consumable Fuels--0.1%

      500,000   Pemex Project Funding Master Trust, 7.375%
                   due 12/15/2014                                       555,000

                Total Capital Trusts
                (Cost--$1,435,524)--0.3%                              1,461,784



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


       Shares
         Held   Preferred Stocks                                     Value

Thrifts & Mortgage Finance--0.4%

       30,400   Fannie Mae, 7%                                   $    1,666,300

                Total Preferred Stocks
                (Cost--$1,691,000)--0.4%                              1,666,300


         Face
        Amount  Trust Preferred

Aerospace & Defense--0.6%

USD 2,660,000   RC Trust I, 7% due 5/15/2006                          2,670,628

                Total Trust Preferred
                (Cost--$2,713,059)--0.6%                              2,670,628

                Total Preferred Securities
                (Cost--$5,839,583)--1.3%                              5,798,712



                Municipal Bonds

      945,000   Dallas, Texas, General Obligation Bonds, Series C,
                   5.25% due 2/15/2024                                  944,915

                Total Municipal Bonds
                (Cost $945,000)--0.2%                                   944,915



                Short-Term Securities

Certificate of Deposit--0.5%

      720,000   Canadian Imperial Bank of Commerce, 3.46%
                   due 12/12/2005                                       719,352
      720,000   Fortis Bank, 3.445% due 12/12/2005                      719,280
      720,000   HBOS Plc, 3.46% due 12/12/2005                          719,280
                                                                 --------------
                                                                      2,157,912

Commercial Paper*--20.2%

    6,900,000   Atlantic Asset Securitization Corp., 3.77%
                   due 10/04/2005                                     6,899,277
   22,000,000   E.I. du Pont de Nemours & Co., 3.71%
                   due 10/14/2005                                    21,975,061
   21,500,000   Edison Asset Securitization, LLC, 3.68%
                   due 10/13/2005                                    21,478,022
   16,800,000   Merck & Co., Inc., 3.73% due 10/05/2005              16,796,519
    4,800,000   Southern Company Funding Corp., 3.72%
                   due 10/04/2005                                     4,799,504
   19,500,000   Swedbank (ForeningsSparbanken), 3.73%
                   due 10/17/2005                                    19,471,714
                                                                 --------------
                                                                     91,420,097


   Beneficial
     Interest

USD 29,616,500  Merrill Lynch Liquidity Series, LLC
                   Money Market Series (c)(d)                        29,616,500

                Total Short-Term Securities
                (Cost--$123,196,630)--27.2%                         123,194,509



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


    Number of
    Contracts   Options Purchased                                    Value

Call Options Purchased--0.0%

           200  5-Year U.S. Treasury Note, expiring October 2005
                   at USD 107                                    $       53,125

                Total Options Purchased
                (Premiums Paid--$88,248)--0.0%                           53,125

                Total Investments
                (Cost--$534,288,829)--118.2%                        535,224,778



                Options Written

Call Options Written--0.0%

        41++++  Swaption, expiring January 2006 at 4.25%,
                   Broker UBS Warburg (g)                              (20,500)
        10++++  Swaption, expiring December 2005 at 4.21%,
                   Broker Credit Suisse First Boston (g)               (46,920)



    Number of
    Contracts   Options Written                                      Value


Call Options Written (concluded)

           400  5-Year U.S. Treasury Note, expiring October 2005
                   as USD 108                                    $     (12,500)
                                                                 --------------
                                                                       (79,920)

Put Options Written--0.1%

        41++++  Swaption, expiring January 2006 at 4.25%,
                   Broker UBS Warburg (g)                             (184,500)
        10++++  Swaption, expiring December 2005 at 5.11%,
                   Broker Credit Suisse First Boston (g)                (9,680)
                                                                 --------------
                                                                      (194,180)

                Total Options Written
                (Premiums Received--$270,679)--(0.1%)                 (274,100)

Total Investments, Net of Options Written
(Cost--$534,018,150**)--118.1%                                      534,950,678
Liabilities in Excess of Other Assets--(18.1%)                     (81,965,965)
                                                                 --------------
Net Assets--100.0%                                               $  452,984,713
                                                                 ==============


  ++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

   * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

  ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of September 30, 2005, as computed for federal income tax purposes, were as follows:

     Aggregate cost                         $    534,470,999
                                            ================
     Gross unrealized appreciation          $      3,370,213
     Gross unrealized depreciation               (2,890,534)
                                            ----------------
     Net unrealized appreciation            $        479,679
                                            ================


(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate security.

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                  Interest/
                                                      Net          Dividend
     Affiliate                                      Activity        Income

     Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $  29,616,500      $30,934
     Merrill Lynch Premier Institutional Fund     (14,540,000)     $ 4,856

(e)  Convertible security.

(f)  The security is a perpetual bond and has no stated maturity date.

(g) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(h) Restricted security as to resale, representing 1.1% of net assets were as follows:

                               Acquisition
     Issue                         Date           Cost          Value

     Sigma Finance Corp.:
         6.29% due 8/15/2011    2/13/2004     $  3,400,000    $  3,400,000
         4.20% due 3/31/2014    3/26/2004        1,700,000       1,717,738
                                              ------------    ------------
     Total                                    $  5,100,000    $  5,117,738
                                              ============    ============

(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j)  Security, or a portion of security, is on loan.

(k) All or a portion of security represents a "to-be-announced" transaction, with a commitment to purchase the security for which all specific information is not available at this time.

     For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.


     Financial futures contracts purchased as of September 30, 2005 were as follows:

     Number of                    Expiration      Face        Unrealized
     Contracts       Issue           Date        Value       Depreciation

       178        5-Year U.S.      December
                 Treasury Note       2005     $19,137,056    $  (116,087)


     Financial futures contracts sold as of September 30, 2005 were as follows:

     Number of                    Expiration      Face        Unrealized
     Contracts       Issue           Date        Value       Appreciation

       273       10-Year U.S.     December
                 Treasury Note       2005     $30,352,655     $  343,983


     Forward foreign exchange contracts as of September 30, 2005 were as follows:

     Foreign                           Settlement             Unrealized
     Currency Sold                        Date               Appreciation

     EUR  2,328,187                   October 2005            $   67,626
                                                              ----------
     Total Unrealized Appreciation on Forward Foreign
     Exchange Contracts--Net (USD Commitment--$2,876,265)     $   67,626
                                                              ==========



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


     Swaps outstanding as of September 30, 2005 were as follows:


                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers U.S. Treasury Index and
     pay a floating rate based on
     1-month LIBOR minus .15%

     Broker, Lehman Brothers
     Special Finance
     Expires October 2005                      $  14,200,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .12%

     Broker, UBS Warburg
     Expires October 2005                      $   3,925,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .05%

     Broker, UBS Warburg
     Expires October 2005                      $  11,050,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers U.S. Treasury Index and
     pay a floating rate based on
     1-month LIBOR minus .15%

     Broker, Lehman Brothers
     Special Finance
     Expires November 2005                     $  25,400,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .03%

     Broker, Lehman Brothers
     Special Finance
     Expires November 2005                     $  30,700,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .01%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2005                     $  27,000,000                --



                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .01%

     Broker, UBS Warburg
     Expires December 2005                     $  11,750,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers U.S. Treasury Index and
     pay a floating rate based on
     1-month LIBOR minus .15%

     Broker, Lehman Brothers
     Special Finance
     Expires February 2006                     $  19,200,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers CMBS Investment Grade
     Index and pay a floating rate based
     on 1-month LIBOR minus .05%

     Broker, UBS Warburg
     Expires February 2006                     $   5,900,000                --

     Bought credit default protection on
     Aon Corp., Inc. and pay .37%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires January 2007                      $   1,025,000       $   (4,169)

     Pay a fixed rate of 2.8025% and
     receive a floating rate based on
     3-month LIBOR

     Broker, JPMorgan Chase Bank
     Expires January 2007                      $   1,025,000            22,486

     Receive a fixed rate of 4.095%
     and pay a floating rate based on
     3-month LIBOR

     Broker, Citibank N.A.
     Expires September 2007                    $  25,000,000         (212,974)

     Sold credit default protection on
     Sprint Corporation and receive
     1.50%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires September 2008                    $   1,625,000            63,339

     Sold credit default protection on
     Comcast Cable Communications,
     Inc. and receive 1.15%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires September 2008                    $   1,625,000            40,597



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


     Swaps outstanding as of September 30, 2005 were as follows (continued):


                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Receive a fixed rate of 3.401% and
     pay 3.875% on Treasury Inflation
     Protected Securities adjusted
     principal

     Broker, JPMorgan Chase Bank
     Expires January 2009                      $   2,937,000       $  (88,203)

     Sold credit default protection on
     Raytheon Co. and receive .73%

     Broker, JPMorgan Chase Bank
     Expires March 2009                        $     550,000             9,071

     Bought credit default protection
     on Boeing Capital Corp. and
     pay .48%

     Broker, JPMorgan Chase Bank
     Expires March 2009                        $     550,000           (6,318)

     Sold credit default protection on
     Nextel Communications, Inc. and
     receive 1.72%

     Broker, JPMorgan Chase Bank
     Expires September 2009                    $   1,035,000            56,784

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Series 2 and
     receive .60%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires September 2009                     $  4,095,000           (4,901)

     Bought credit default protection on
     Hewlett-Packard Co. and pay .31%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                     $   1,050,000           (3,246)

     Bought credit default protection
     on Petroleos Mexicanos SA and
     pay 1.09%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                    $   2,105,000          (25,245)

     Sold credit default protection on
     Mexico Government International
     Bond and receive .92%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                    $   2,105,000            26,862

     Sold credit default protection on
     Computer Associates International,
     Inc. and receive .83%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                    $   1,050,000             7,644



                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Bought credit default protection on
     Morgan Stanley and pay .47%

     Broker, HSBC Bank USA
     Expires June 2010                        $     510,000       $   (4,719)

     Bought credit default protection on
     Valero Energy Corp. and pay 1.03%

     Broker, Deutsche Bank AG
     Expires June 2010                        $     510,000          (13,200)
     Bought credit default protection on
     Devon Energy Corp. and pay .48%

     Broker, Deutsche Bank AG
     Expires June 2010                        $   1,015,000           (5,870)

     Sold credit default protection on
     BellSouth Corp. and receive .26%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                        $     500,000               576

     Bought credit default protection on
     Devon Energy Corp. and pay .50%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                        $   1,015,000           (6,732)

     Bought credit default protection on
     Valero Energy Corp. and pay 1.00%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                        $     510,000          (13,200)

     Bought credit default protection on
     The Goldman Sachs Group, Inc. and
     pay .45%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                        $     500,000           (4,220)

     Bought credit default protection
     on JPMorgan Chase & Co. and pay
     .44%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires June 2010                        $     500,000           (4,218)

     Sold credit default protection on
     Wells Fargo & Co. and receive
     .195%

     Broker, Deutsche Bank AG
     Expires June 2010                        $     500,000             1,561

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 4
     and receive .40%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                        $   5,000,000            24,589



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


     Swaps outstanding as of September 30, 2005 were as follows (continued):


                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 4
     and receive .40%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                        $   5,125,000       $   (1,346)

     Sold credit default protection on
     J. C. Penney Company, Inc. and
     receive .86%

     Broker, Lehman Brothers
     Special Finance
     Expires September 2010                   $     995,000          (10,809)

     Bought credit default protection
     on Ford Motor Credit Co. and pay
     4.21%

     Broker, UBS Warburg
     Expires September 2010                   $     500,000             2,041

     Bought credit default protection
     on Ford Motor Credit Co. and pay
     4.31%

     Broker, UBS Warburg
     Expires September 2010                   $   1,000,000               149

     Sold credit default protection on
     Royal Caribbean Cruises Ltd. and
     receive 1.03%

     Broker, Lehman Brothers
     Special Finance
     Expires September 2010                   $     995,000           (9,466)

     Sold credit default protection on
     J. C. Penney Company, Inc. and
     receive .95%

     Broker, UBS Warburg
     Expires September 2010                   $     500,000           (3,470)

     Sold credit default protection on
     Royal Caribbean Cruises Ltd. and
     receive 1.13%

     Broker, UBS Warburg
     Expires September 2010                   $     500,000           (2,592)

     Sold credit default protection on
     General Motors Acceptance Corp.
     and receive 4.45%

     Broker, UBS Warburg
     Expires September 2010                   $     500,000          (12,770)

     Sold credit default protection on
     General Motors Acceptance Corp.
     and receive 4.55%

     Broker, UBS Warburg
     Expires September 2010                   $   1,000,000          (21,724)



                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Bought credit default protection on
     Alltel Corp. and pay .40%

     Broker, Deutsche Bank AG
     Expires December 2010                    $   2,050,000      $    (1,447)

     Sold credit default protection on
     CSX Corp. and receive .34%

     Broker, JPMorgan Chase Bank
     Expires December 2010                    $   1,025,000             (467)

     Bought credit default protection
     on Sara Lee Corp. and pay .57%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                    $   1,025,000             1,402

     Bought credit default protection on
     ConAgra Foods, Inc. and pay .57%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                    $   1,025,000             1,402

     Bought credit default protection on
     HJ Heinz Co. and pay .37%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000              (10)

     Sold credit default protection on
     Goodrich Corp. and receive .44%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000           (1,409)

     Bought credit default protection on
     Campbell Soup Co. and pay .26%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000               947

     Bought credit default protection on
     General Mills, Inc. and pay .35%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000               941

     Bought credit default protection
     on Ford Motor Credit Co. and pay
     4.40%

     Broker, UBS Warburg
     Expires December 2010                    $     995,000             (111)

     Bought credit default protection on
     Albertson's, Inc. and pay 3.18%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires December 2010                    $   1,015,000             3,846

     Sold credit default protection on
     Tyco International Ltd. and
     receive .43%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000           (3,304)



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


     Swaps outstanding as of September 30, 2005 were as follows (concluded):


                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

     Sold credit default protection on
     General Motors Acceptance Corp.
     and receive 5.10%

     Broker, UBS Warburg
     Expires December 2010                    $     995,000       $   (3,786)

     Sold credit default protection on
     Lehman Brothers Holdings, Inc.
     and receive .271%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000               946

     Sold credit default protection on
     Computer Associates International,
     Inc. and receive .74%

     Broker, UBS Warburg
     Expires December 2010                    $   1,025,000           (1,091)

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 5
     and receive .45%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                    $   5,470,000             7,039

     Bought credit default protection
     on Dow Jones CDX North America
     Investment Grade Index Series 5
     and pay .55%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                    $   5,125,000           (3,009)

     Receive a fixed rate of 4.17% and
     pay 3.50% on Treasury Inflation
     Protected Securities adjusted
     principal

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires January 2011                     $   2,525,000         (115,158)

     Receive a floating rate based on
     1-month LIBOR plus .47%,
     which is capped at a fixed
     coupon of 6% and pay a
     floating rate based on 1-month
     LIBOR

     Broker, Credit Suisse First Boston
     Expires June 2011                        $  23,000,000          (20,903)
                                                                  -----------
     Total                                                        $ (337,865)
                                                                  ===========


     Currency Abbreviations

        EUR   Euro
        USD   U.S. Dollar

     See Notes to Financial Statements.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Statement of Assets and Liabilities

As of September 30, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$504,584,081)
       (including securities loaned of $28,887,198)                                                               $   505,555,153
       Investments in affiliated securities, at value (identified cost--$29,616,500)                                   29,616,500
       Options purchased, at value (premiums paid--$88,248)                                                                53,125
       Unrealized appreciation on forward foreign exchange contracts                                                       67,626
       Swap premiums paid                                                                                                  24,422
       Cash                                                                                                               294,052
       Receivables:
           Securities sold                                                                     $    12,534,790
           Interest                                                                                  2,532,617
           Capital shares sold                                                                         915,321
           Variation margin                                                                             41,879
           Securities lending                                                                           23,647         16,048,254
                                                                                               ---------------
       Prepaid expenses                                                                                                    36,458
                                                                                                                  ---------------
       Total assets                                                                                                   551,695,590
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       29,616,500
       Options written, at value (premiums received--$270,679)                                                            274,100
       Unrealized depreciation on swaps                                                                                   337,865
       Swap premiums received                                                                                              81,680
       Payables:
           Securities purchased                                                                     63,787,536
           Capital shares redeemed                                                                   2,054,141
           Swaps                                                                                     1,751,409
           Dividends and distributions to shareholders                                                 333,499
           Other affiliates                                                                            191,462
           Investment adviser                                                                          123,132
           Distributor                                                                                  70,203         68,311,382
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              89,350
                                                                                                                  ---------------
       Total liabilities                                                                                               98,710,877
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   452,984,713
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                               $     1,393,799
       Class B Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                       801,008
       Class C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                       200,869
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,373,123
       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       53,326
       Paid-in capital in excess of par                                                                               446,808,156
       Accumulated distributions in excess of investment income--net                           $     (249,064)
       Undistributed realized capital gains--net                                                     1,718,250
       Unrealized appreciation--net                                                                    885,246
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  2,354,432
                                                                                                                  ---------------
       Net Assets                                                                                                 $   452,984,713
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $165,191,677 and 13,937,993 shares outstanding                             $         11.85
                                                                                                                  ===============
       Class B--Based on net assets of $94,934,196 and 8,010,083 shares outstanding                               $         11.85
                                                                                                                  ===============
       Class C--Based on net assets of $23,811,292 and 2,008,690 shares outstanding                               $         11.85
                                                                                                                  ===============
       Class I--Based on net assets of $162,728,863 and 13,731,227 shares outstanding                             $         11.85
                                                                                                                  ===============
       Class R--Based on net assets of $6,318,685 and 533,262 shares outstanding                                  $         11.85
                                                                                                                  ===============

       See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Statement of Operations

For the Year Ended September 30, 2005
Investment Income

       Interest                                                                                                   $    17,981,633
       Dividends                                                                                                          119,193
       Securities lending                                                                                                  35,790
                                                                                                                  ---------------
       Total income                                                                                                    18,136,616
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,661,525
       Account maintenance and distribution fees--Class B                                              510,564
       Transfer agent fees--Class A                                                                    403,319
       Transfer agent fees--Class I                                                                    389,678
       Transfer agent fees--Class B                                                                    261,600
       Accounting services                                                                             171,644
       Account maintenance fees--Class A                                                               165,086
       Account maintenance and distribution fees--Class C                                              119,101
       Registration fees                                                                                63,646
       Transfer agent fees--Class C                                                                     62,551
       Printing and shareholder reports                                                                 54,813
       Professional fees                                                                                45,172
       Custodian fees                                                                                   42,858
       Pricing fees                                                                                     34,380
       Account maintenance and distribution fees--Class R                                               23,396
       Transfer agent fees--Class R                                                                     11,509
       Directors' fees and expenses                                                                      5,813
       Other                                                                                            42,696
                                                                                               ---------------
       Total expenses                                                                                                   4,069,351
                                                                                                                  ---------------
       Investment income--net                                                                                          14,067,265
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          1,578,463
           Futures contracts and swaps--net                                                            162,201
           Options written--net                                                                      1,281,906
           Foreign currency transactions--net                                                         (74,785)          2,947,785
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (5,911,362)
           Futures contracts and swaps--net                                                          (111,221)
           Options written--net                                                                        (3,421)
           Foreign currency transactions--net                                                           24,835        (6,001,169)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (3,053,384)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    11,013,881
                                                                                                                  ===============

       See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                         For the Year Ended
                                                                                                           September 30,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

       Investment income--net                                                                  $    14,067,265    $    13,366,622
       Realized gain--net                                                                            2,947,785          7,407,629
       Change in unrealized appreciation/depreciation--net                                         (6,001,169)        (4,761,683)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         11,013,881         16,012,568
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (6,432,644)        (5,096,602)
           Class B                                                                                 (3,561,110)        (3,528,478)
           Class C                                                                                   (824,691)          (728,784)
           Class I                                                                                 (6,355,420)        (6,064,171)
           Class R                                                                                   (158,204)           (46,399)
       Realized gain--net:
           Class A                                                                                   (299,540)                 --
           Class B                                                                                   (187,720)                 --
           Class C                                                                                    (42,023)                 --
           Class I                                                                                   (283,716)                 --
           Class R                                                                                     (6,523)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (18,151,591)       (15,464,434)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                 4,984,940       (91,067,891)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (2,152,770)       (90,519,757)
       Beginning of year                                                                           455,137,483        545,657,240
                                                                                               ---------------    ---------------
       End of year*                                                                            $   452,984,713    $   455,137,483
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $     (249,064)    $     2,362,147
                                                                                               ===============    ===============

             See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Financial Highlights
                                                                                             Class A

The following per share data and ratios have been derived                        For the Year Ended September 30,
from information provided in the financial statements.               2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                        $     12.04   $     12.01  $     11.77  $     11.47  $     10.93
                                                                 -----------   -----------  -----------  -----------  -----------
       Investment income--net                                          .38++         .34++        .41++          .51          .66
       Realized and unrealized gain (loss)--net                        (.05)           .08          .25          .30          .54
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                  .33           .42          .66          .81         1.20
                                                                 -----------   -----------  -----------  -----------  -----------
       Less dividends and distributions:
           Investment income--net                                      (.50)         (.39)        (.42)        (.51)        (.66)
           Realized gain--net                                          (.02)            --           --           --           --
                                                                 -----------   -----------  -----------  -----------  -----------
       Total dividends and distributions                               (.52)         (.39)        (.42)        (.51)        (.66)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of year                              $     11.85   $     12.04  $     12.01  $     11.77  $     11.47
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return*

       Based on net asset value per share                              2.50%         3.54%        5.69%        7.32%       11.24%
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                         .81%          .81%         .77%         .76%         .94%
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income--net                                          3.17%         2.83%        3.42%        4.47%        5.88%
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of year (in thousands)                    $   165,192   $   163,221  $   157,128  $   139,659  $   130,116
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover                                            217.69%       239.14%      299.97%      314.59%      259.80%
                                                                 ===========   ===========  ===========  ===========  ===========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                             Class B

The following per share data and ratios have been derived                        For the Year Ended September 30,
from information provided in the financial statements.               2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                        $     12.04   $     12.01  $     11.78  $     11.47  $     10.93
                                                                 -----------   -----------  -----------  -----------  -----------
       Investment income--net                                          .33++         .29++        .36++          .46          .61
       Realized and unrealized gain (loss)--net                        (.05)           .08          .24          .31          .54
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                  .28           .37          .60          .77         1.15
                                                                 -----------   -----------  -----------  -----------  -----------
       Less dividends and distributions:
           Investment income--net                                      (.45)         (.34)        (.37)        (.46)        (.61)
           Realized gain--net                                          (.02)            --           --           --           --
                                                                 -----------   -----------  -----------  -----------  -----------
       Total dividends and distributions                               (.47)         (.34)        (.37)        (.46)        (.61)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of year                              $     11.85   $     12.04  $     12.01  $     11.78  $     11.47
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return*

       Based on net asset value per share                              2.08%         3.12%        5.17%        6.97%       10.79%
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                        1.22%         1.22%        1.18%        1.17%        1.35%
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income--net                                          2.76%         2.42%        3.02%        4.06%        5.46%
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of year (in thousands)                    $    94,934   $   108,404  $   142,522  $   141,993  $   129,162
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover                                            217.69%       239.14%      299.97%      314.59%      259.80%
                                                                 ===========   ===========  ===========  ===========  ===========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                             Class C

The following per share data and ratios have been derived                        For the Year Ended September 30,
from information provided in the financial statements.               2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                        $     12.04   $     12.01  $     11.78  $     11.47  $     10.93
                                                                 -----------   -----------  -----------  -----------  -----------
       Investment income--net                                          .33++         .29++        .35++          .46          .61
       Realized and unrealized gain (loss)--net                        (.05)           .08          .25          .31          .54
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                  .28           .37          .60          .77         1.15
                                                                 -----------   -----------  -----------  -----------  -----------
       Less dividends and distributions:
           Investment income--net                                      (.45)         (.34)        (.37)        (.46)        (.61)
           Realized gain--net                                          (.02)            --           --           --           --
                                                                 -----------   -----------  -----------  -----------  -----------
       Total dividends and distributions                               (.47)         (.34)        (.37)        (.46)        (.61)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of year                              $     11.85   $     12.04  $     12.01  $     11.78  $     11.47
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return*

       Based on net asset value per share                              2.07%         3.11%        5.16%        6.97%       10.78%
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                        1.23%         1.23%        1.19%        1.16%        1.36%
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income--net                                          2.76%         2.41%        2.95%        4.02%        5.41%
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of year (in thousands)                    $    23,811   $    23,701  $    27,605  $    12,535  $     4,600
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover                                            217.69%       239.14%      299.97%      314.59%      259.80%
                                                                 ===========   ===========  ===========  ===========  ===========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                             Class I

The following per share data and ratios have been derived                        For the Year Ended September 30,
from information provided in the financial statements.               2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                        $     12.04   $     12.01  $     11.77  $     11.47  $     10.93
                                                                 -----------   -----------  -----------  -----------  -----------
       Investment income--net                                          .39++         .35++        .42++          .52          .67
       Realized and unrealized gain (loss)--net                        (.04)           .07          .25          .30          .54
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                  .35           .42          .67          .82         1.21
                                                                 -----------   -----------  -----------  -----------  -----------
       Less dividends and distributions:
           Investment income--net                                      (.52)         (.39)        (.43)        (.52)        (.67)
           Realized gain--net                                          (.02)            --           --           --           --
                                                                 -----------   -----------  -----------  -----------  -----------
       Total dividends and distributions                               (.54)         (.39)        (.43)        (.52)        (.67)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of year                              $     11.85   $     12.04  $     12.01  $     11.77  $     11.47
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return*

       Based on net asset value per share                              2.60%         3.65%        5.78%        7.43%       11.35%
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                         .71%          .71%         .67%         .66%         .84%
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income--net                                          3.28%         2.93%        3.52%        4.57%        5.94%
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of year (in thousands)                    $   162,729   $   157,201  $   218,281  $   195,515  $   176,589
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover                                            217.69%       239.14%      299.97%      314.59%      259.80%
                                                                 ===========   ===========  ===========  ===========  ===========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Financial Highlights (concluded)
                                                                                                        Class R

                                                                                                                   For the Period
                                                                                                                     January 3,
                                                                                            For the Year Ended       2003++ to
The following per share data and ratios have been derived                                     September 30,        September 30,
from information provided in the financial statements.                                     2005           2004          2003

Per Share Operating Performance

       Net asset value, beginning of period                                             $     12.04    $     12.01    $     11.75
                                                                                        -----------    -----------    -----------
       Investment income--net***                                                                .34            .31            .20
       Realized and unrealized gain (loss)--net                                               (.06)            .09            .37
                                                                                        -----------    -----------    -----------
       Total from investment operations                                                         .28            .40            .57
                                                                                        -----------    -----------    -----------
       Less dividends and distributions:
           Investment income--net                                                             (.45)          (.37)          (.31)
           Realized gain--net                                                                 (.02)             --             --
                                                                                        -----------    -----------    -----------
       Total dividends and distributions                                                      (.47)          (.37)          (.31)
                                                                                        -----------    -----------    -----------
       Net asset value, end of period                                                   $     11.85    $     12.04    $     12.01
                                                                                        ===========    ===========    ===========

Total Investment Return**

       Based on net asset value per share                                                     2.09%          3.25%       4.90%+++
                                                                                        ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses                                                                               1.21%          1.14%         1.23%*
                                                                                        ===========    ===========    ===========
       Investment income--net                                                                 2.81%          2.49%         2.46%*
                                                                                        ===========    ===========    ===========

Supplemental Data

       Net assets, end of period (in thousands)                                         $     6,319    $     2,611    $       121
                                                                                        ===========    ===========    ===========
       Portfolio turnover                                                                   217.69%        239.14%        299.97%
                                                                                        ===========    ===========    ===========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Intermediate Term Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $653,593 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. This reclassification is the result of permanent differences attributable to notional principal contracts, amortization methods on fixed income securities, and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's net assets and the Fund's High Income Portfolio's and Master Core Bond Portfolio of Master Bond Trust net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2005, the aggregate average daily net assets of the Portfolio, including the Fund's High Income Portfolio and Master Core Bond Portfolio, was approximately $4,985,377,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .10%                    --
Class B                                  .25%                  .25%
Class C                                  .25%                  .25%
Class R                                  .25%                  .25%



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                         FAMD                MLPF&S

Class A                               $   272              $  4,255
Class I                               $   392              $  4,024


For the year ended September 30, 2005, MLPF&S received contingent deferred sales charges of $18,938 and $1,952 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3 relating to transactions subject to front-end sales charge waivers in Class A.

The Portfolio received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2005, MLIM, LLC received $15,691 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2005, the Portfolio reimbursed FAM $10,275 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, ML & Co., and/or MLIM LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended September 30, 2005 were $884,002,843 and $930,163,490, respectively.

Transactions in options written for the year ended September 30, 2005 were as follows:

                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                               70,910    $       797,948
Options closed                              (69,510)          (429,064)
Options expired                                (949)          (252,130)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                   451    $       116,754
                                     ===============    ===============


                                           Number of           Premiums
                                           Contracts           Received

Outstanding put options written,
   beginning of year                              --                 --
Options written                                1,140    $     2,114,149
Options closed                                 (366)        (1,827,213)
Options exercised                              (406)           (68,263)
Options expired                                (317)           (64,748)
                                     ---------------    ---------------
Outstanding put options written,
   end of year                                    51    $       153,925
                                     ===============    ===============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $4,984,940 and $(91,067,891) for the years ended September 30, 2005 and September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                4,535,049    $    54,302,513
Automatic conversion of shares               623,716          7,463,174
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             183,976          2,201,594
                                     ---------------    ---------------
Total issued                               5,342,741         63,967,281
Shares redeemed                          (4,961,286)       (59,409,642)
                                     ---------------    ---------------
Net increase                                 381,455    $     4,557,639
                                     ===============    ===============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


Class A Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                4,224,134    $    50,408,391
Automatic conversion of shares             1,059,393         12,641,537
Shares issued to shareholders in
   reinvestment of dividends                 128,598          1,535,928
                                     ---------------    ---------------
Total issued                               5,412,125         64,585,856
Shares redeemed                          (4,939,629)       (58,915,195)
                                     ---------------    ---------------
Net increase                                 472,496    $     5,670,661
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                2,130,652    $    25,509,010
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             254,743          3,048,821
                                     ---------------    ---------------
Total issued                               2,385,395         28,557,831
                                     ---------------    ---------------
Automatic conversion of shares             (623,716)        (7,463,174)
Shares redeemed                          (2,754,850)       (32,987,080)
                                     ---------------    ---------------
Total redeemed                           (3,378,566)       (40,450,254)
                                     ---------------    ---------------
Net decrease                               (993,171)    $  (11,892,423)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                2,688,246    $    32,106,394
Shares issued to shareholders in
   reinvestment of dividends                 234,716          2,804,395
                                     ---------------    ---------------
Total issued                               2,922,962         34,910,789
                                     ---------------    ---------------
Automatic conversion of shares           (1,059,315)       (12,641,537)
Shares redeemed                          (4,727,588)       (56,418,719)
                                     ---------------    ---------------
Total redeemed                           (5,786,903)       (69,060,256)
                                     ---------------    ---------------
Net decrease                             (2,863,941)    $  (34,149,467)
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                  687,259    $     8,228,008
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              53,322            638,192
                                     ---------------    ---------------
Total issued                                 740,581          8,866,200
Shares redeemed                            (699,990)        (8,384,441)
                                     ---------------    ---------------
Net increase                                  40,591    $       481,759
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                  622,489    $     7,445,109
Shares issued to shareholders in
   reinvestment of dividends                  42,717            510,392
                                     ---------------    ---------------
Total issued                                 665,206          7,955,501
Shares redeemed                            (995,352)       (11,893,350)
                                     ---------------    ---------------
Net decrease                               (330,146)    $   (3,937,849)
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                3,830,201    $    45,826,919
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              77,916            932,401
                                     ---------------    ---------------
Total issued                               3,908,117         46,759,320
Shares redeemed                          (3,234,309)       (38,706,228)
                                     ---------------    ---------------
Net increase                                 673,808    $     8,053,092
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                3,315,475    $    39,552,949
Shares issued to shareholders in
   reinvestment of dividends                  87,284          1,042,970
                                     ---------------    ---------------
Total issued                               3,402,759         40,595,919
Shares redeemed                          (8,522,216)      (101,724,165)
                                     ---------------    ---------------
Net decrease                             (5,119,457)    $  (61,128,246)
                                     ===============    ===============


Class R Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                  388,856    $     4,652,417
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              13,568            162,217
                                     ---------------    ---------------
Total issued                                 402,424          4,814,634
Shares redeemed                             (86,138)        (1,029,761)
                                     ---------------    ---------------
Net increase                                 316,286    $     3,784,873
                                     ===============    ===============


Class R Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                  264,503    $     3,162,255
Shares issued to shareholders in
   reinvestment of dividends                   3,719             44,349
                                     ---------------    ---------------
Total issued                                 268,222          3,206,604
Shares redeemed                             (61,319)          (729,594)
                                     ---------------    ---------------
Net increase                                 206,903    $     2,477,010
                                     ===============    ===============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:


                                           9/30/2005          9/30/2004

Distributions paid from:
   Ordinary income                   $    17,442,555    $    15,464,434
Net long-term capital gains                  709,036                 --
                                     ---------------    ---------------
Total taxable distributions          $    18,151,591    $    15,464,434
                                     ===============    ===============


As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $       215,467
Undistributed long-term capital gains--net                    2,082,297
                                                        ---------------
Total undistributed earnings--net                             2,297,764
Capital loss carryforward                                            --
Unrealized gains--net                                           56,668*
                                                        ---------------
Total accumulated earnings--net                         $     2,354,432
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book tax differences.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Term Portfolio (one of the portfolios constituting Merrill Lynch Bond Fund, Inc. (the "Fund")) as of September 30, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Term Portfolio as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 23, 2005



Important Tax Information (unaudited)


Of the ordinary income distributions paid monthly by Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. during the taxable year ended September 30, 2005, 8.93% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      175 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999 to
Age: 51                                       2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") since 2001; Chief Investment
                                              Officer of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes**      Director     1981 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 65                                       Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1994 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       49 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995      49 Funds       None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United States  49 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995; Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1980 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            49 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Officers and Directors (concluded)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (concluded)


Edward D. Zinbarg       Director     2000 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       49 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 70                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


John D. Burger          Vice         2005 to  Managing Director (Global Fixed Income) of MLIM since 2004; Director of MLIM
P.O. Box 9011           President    present  from 1998 to 2004 and Vice President thereof from 1993 to 1998.
Princeton,
NJ 08543-9011
Age: 43


Patrick Maldari         Vice         2002 to  Managing Director (Global Fixed Income) of MLIM since 2000; Director of MLIM
P.O. Box 9011           President    present  from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 43


James Pagano            Vice         2000 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011           President    present  1997 to 2004.
Princeton,
NJ 08543-9011
Age: 43


Frank Viola             Vice         2005 to  Managing Director (Global Fixed Income) of MLIM since 2002; Head of the Global
P.O. Box 9011           President    present  Fixed Income Structured Asset Team since 2002; Director of MLIM from 2000
Princeton,                                    to 2001 and Vice President thereof from 1997 to 2000.
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                       Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
                                                             SEPTEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -  Fiscal Year Ending September 30, 2005 - $35,000
                             Fiscal Year Ending September 30, 2004 - $32,000

           (b) Audit-Related Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (c) Tax Fees -    Fiscal Year Ending September 30, 2005 - $7,115
                             Fiscal Year Ending September 30, 2004 - $10,050

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending September 30, 2005 - $6,827,388
               Fiscal Year Ending September 30, 2004 - $14,091,966

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 17, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 17, 2005